UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2015 (January 28, 2015)

Comcast Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-32871	27-0000798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA 19103-2838
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (215) 286-1700

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

Pursuant to a letter dated January 28, 2015, and as contemplated by the Agreement and Plan of Merger, dated as of February 12, 2014, among Comcast Corporation, Tango Acquisition Sub, Inc. and Time Warner Cable Inc. (the “Merger Agreement”), the "End Date" of the Merger Agreement has been extended to August 12, 2015.

The foregoing descriptions of the letter, which is filed herewith as Exhibit 99.1, and the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Comcast Corporation on February 13, 2014, are qualified in their entirety by reference to the full text of such documents, both of which are incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter dated January 28, 2015 among Comcast Corporation, Tango Acquisition Sub, Inc. and Time Warner Cable Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comcast Corporation

Date:	January 29, 2015	By:	/s/ Arthur R. Block
			Name:	Arthur R. Block
			Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter dated January 28, 2015 among Comcast Corporation, Tango Acquisition Sub, Inc. and Time Warner Cable Inc.